Exhibit 10.14

EXECUTED TERMS AND CONDITIONS

3-YEAR FIXED RATE INTEREST RATE SWAP

Counterparties:	Merrill Lynch Capital Services, Inc. (“MLCS”)

Symbion, Inc. (“Symbion”)

Trade Date:	October 4, 2007

Effective Date:	October 31, 2007

Maturity Date:	October 29, 2010

Notional:	$150,000,000

Symbion Pays:	4.701%

Frequency:	Quarterly

Day-count Convention:	Actual/360, Adjusted

Payment Dates:	The last business day of each January, April, July, and October, subject to adjustment in accordance with the Modified Following Business Day convention, beginning January 31, 2008.

MLCS Pays:	3-month LIBOR

Frequency:	Quarterly

Day-count Convention:	Actual/360, Adjusted

Payment Dates:	The last business day of each January, April, July, and October, subject to adjustment in accordance with the Modified Following Business Day convention, beginning January 31, 2008.

Business Days for Payments:	New York

Business Days for LIBOR Resets:	London

This information is for your private information and is for discussion purposes only. We are not soliciting any action based upon it. We are acting solely in the capacity of an arm’s length counterparty and not in the capacity of your financial adviser or fiduciary. We or our affiliates may buy or sell instruments identical or economically related to any instruments mentioned here. We or our affiliates may have an investment banking or other commercial relationship with the issuer of any security or financial instrument mentioned here or related thereto. Generally, all over-the-counter (“OTC”) derivative transactions involve the risk of adverse or unanticipated market developments, risk of illiquidity and other risks. Unless specifically stated otherwise, any prices mentioned here are not bids or offers by Merrill Lynch to purchase or sell any securities or financial instruments. Prior to undertaking any trade, you should discuss with your professional tax or other adviser how such particular trade(s) affect you. Options are not suitable for all investors. Option buyers may lose their entire investment. Option sellers may have an unlimited loss.

THIS BRIEF STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF ENTERING INTO ANY PARTICULAR TRANSACTION.